UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                               April 21, 1998
                               --------------


                             FFY FINANCIAL CORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



           Delaware                0-21638              34-1735753
        ------------------------------------------------------------
        (State or other   (Commission File Number)     (IRS Employer
        jurisdiction of                               Identification
        incorporation)                                    Number)



   724 Boardman-Poland Road, Youngstown, Ohio              44512
   ----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)



 Registrant's telephone number, including area code:    330-726-3396
 -------------------------------------------------------------------


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Item 5.     Other Events
-------     ------------

      On   April 21, 1998   , the Registrant issued the attached press release.
         -------------------


Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

      (a)   Exhibits

            1.  Press release, dated   April 21, 1998   .
                                     -------------------



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date:    April 23, 1998                By:  /s/ Jeffrey L. Francis
      --------------------                  ---------------------------
                                            Jeffrey L. Francis,
                                            President and CEO

FFY FINANCIAL CORP. AND SUBSIDIARIES
(unaudited)


Selected Consolidated Financial Condition Data:    March 31,    June 30,      %
-----------------------------------------------      1998         1997      Change
($ in thousands)                                   ---------    --------    ------

Total assets                                       $644,647     $599,249       8%
Loans receivable, net                               463,899      460,712       1%
Allowance for loan losses                             2,785        2,962      -6%
Non-performing assets                                 3,432        3,993     -14%
Securities available for sale                       134,506      112,036      20%
Deposits                                            451,507      450,224       0%
Securities sold under agreements to repurchase:
  Short-term                                         30,975        7,307     324%
  Long-term                                          51,300       25,000     105%
Borrowed funds                                       16,000       27,455     -42%
Stockholders' equity                                 84,442       82,174       3%

                                                  Three months ended               Nine months ended
                                                      March 31,                        March 31,
Selected Consolidated Operations Data:       ----------------------------    -----------------------------
-----------------------------------------                            %                                %
($ in thousands except per share amounts)     1998       1997      Change     1998        1997      Change
                                             ----------------------------    -----------------------------

Total interest income                        $12,074    $11,418       6%     $36,037    $ 34,216       5%
Total interest expense                         6,317      6,051       4%      19,143      17,605       9%
                                             ------------------              -------------------
      Net interest income                      5,757      5,367       7%      16,894      16,611       2%
Provision for loan losses                        115        208     -45%         442         561     -21%
                                             ------------------              -------------------
      Net interest income after
       provision for loan losses               5,642      5,159       9%      16,452      16,050       3%
Service charges                                  162        135      20%         515         405      27%
Gain (loss) on sale of securities                 54         24     125%         153        (346)     NM
Other non-interest income                        294         97     203%         549         266     106%
Total non-interest expense                    (3,056)    (2,617)     17%      (8,737)    (11,524)    -24%
                                             ------------------              -------------------
      Income before federal income taxes       3,096      2,798      11%       8,932       4,851      84%

Federal income tax expense                     1,128        887      27%       3,121       1,534     103%
                                             ------------------              -------------------
Net income                                   $ 1,968    $ 1,911       3%     $ 5,811    $  3,317      75%
                                             ==================              ===================

Basic earnings per share                     $  0.53    $  0.48      10%     $  1.54    $   0.74     108%
                                             ==================              ===================

Diluted earnings per share                   $  0.51    $  0.47       9%     $  1.49    $   0.72     107%
                                             ==================              ===================

Cash dividends declared per share            $  0.20    $ 0.175      14%     $  0.60    $  0.525      14%
                                             ==================              ===================


<F1>  Note 1 - Certain amounts in the 1997 consolidated operations data have been reclassified to conform with the 1998 presentation.
<F2>  NM - Not a meaningful measure of performance.


FFY FINANCIAL CORP. AND SUBSIDIARIES
(unaudited)

                                                     Three months ended          Nine months ended
                                                         March 31,                   March 31,
                                                  ------------------------    ------------------------
Selected Financial Ratios and Other Data:            1998          1997          1998          1997
                                                  ------------------------    ------------------------

Performance Ratios:
  Return on assets (ratio of net income to
   average total assets)                            1.27%(5)      1.30%(5)      1.26%(5)      0.75%(5)
  Interest rate spread information:
    Average during period(1)                        3.28%(5)      3.15%(5)      3.20%(5)      3.17%(5)
    End of period(1)                                2.85%         3.06%         2.85%         3.06%
  Net interest margin(1)(2)                         3.89%(5)      3.79%(5)      3.84%(5)      3.91%(5)
  Ratio of operating expense to average
   total assets                                     1.97%(5)      1.77%(5)      1.90%(5)      2.61%(5)
  Return on equity (ratio of net income
   to average equity)                               9.45%(5)      9.15%(5)      9.33%(5)      4.59%(5)
  Efficiency ratio(3)                              49.19%        46.74%        48.65%        66.68%
  Dividend payout ratio(4)                         39.22%        37.23%        40.27%        72.92%

Quality Ratios:
  Non-performing assets to total assets at end
   of period                                        0.53%         0.72%         0.53%         0.72%
  Allowance for loan losses to non-performing
   assets                                          81.15%        73.17%        81.15%        73.17%
  Provision for loan losses to total loans
   receivable, net                                  0.10%(5)      0.18%(5)      0.13%(5)      0.16%(5)

Capital Ratios:
  Equity to total assets at end of period          13.10%        14.10%        13.10%        14.10%
  Average equity to average assets                 13.41%        14.16%        13.52%        16.35%
  Book value per share                            $20.83        $19.50        $20.83        $19.50
  Change in book value per share
   due to SFAS No. 115                            $ 0.22        ($0.14)       $ 0.22        ($0.14)
  Ratio of average interest-earning assets to
   average interest-bearing liabilities             1.15x         1.15x         1.15x         1.18x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required               9.00%         9.94%         9.00%         9.94%
    Core capital - 3.00% required                   9.00%         9.94%         9.00%         9.94%
    Risk-based capital - 8.00% required            16.23%        17.67%        16.23%        17.67%


<F1>  - Ratio is presented on a fully taxable equivalent basis using the company's federal statutory tax rate of 34%.
<F2>  - Net interest income divided by average interest earning assets -
      calculated without consideration of the unrealized gain (loss) on securities available for sale.
<F3>  - Ratio is calculated without regard to gain (loss) on sale of securities.
<F4>  - Cash dividends declared per share divided by diluted earnings per share.
<F5>  - Annualized.



